HARVEST GIANT INC LIMITED

豐巨有限公司

17/F, CHUNG NAM BUILDING, 1 LOCKHART ROAD, WAHCHAI, HONG KONG

PURCHASE ORDER

To: JM Manufacturing (HK) Ltd
Address: Unit 812, 8/F, Harbour Centre Tower 1,
1 Hok Cheung Street, Hung Hom, Kowloon, HK
Attn: Mr. Stanley Ting
Tel: (852) 2770 2712

ORDER No.:
Date:

Item	Production Description	Quantity (Metres)	Unit Price (USD)	Amount (USD)

TOTAL AMOUNT:

SAY TOTAL USD TWO HUNDRED FIVE THOUSAND ONE HUNDRED FIFTY ONE AND CENTS NINETY FIVE ONLY.

REMARKS:

ISSUED BY
For and on behalf of

HARVEST GIANT INC LIMITED

For and on behalf of
HARVEST GIANT INC LIMITED

Authorized Signature & Co. Chop

CONFIRMED BY
For and on behalf of

JM MANUFACTURING (HK) LIMITED

Authorized Signature & Co. Chop